UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

CTO Realty Growth, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-11350	59-0483700
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	369 N. New York Ave., Suite 201 Winter Park, Florida (Address of principal executive offices)	32789 (Zip Code)

Registrant’s telephone number, including area code: (407) 904-3324

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	CTO	NYSE
6.375% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CTO-PA	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Pursuant to the terms of the management agreement among Alpine Income Property Trust, Inc. (“PINE”), Alpine Income Property OP, LP and Alpine Income Property Manager, LLC (the “Manager”), a wholly-owned subsidiary of CTO Realty Growth, Inc., dated November 26, 2019 and amended on July 18, 2024 (the “Management Agreement”), the Manager manages, operates, and administers PINE’s day-to-day operations, business and affairs. PINE pays the Manager a base management fee (the “Base Management Fee”) equal to 1.50% per annum (0.375% per fiscal quarter) of PINE’s “total equity” (as defined in the Management Agreement), calculated and payable in cash, quarterly in arrears.

In connection with the public offering (the “Offering”) by PINE of its 8.00% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) which priced on November 5, 2025, the Manager executed a waiver (the “Waiver Letter”) on November 5, 2025, which provides that, subject to the completion of the Offering, the Manager will waive a portion of the Base Management Fee attributable to the inclusion of the net cash proceeds from the issuance of the Series A Preferred Stock in Total Equity (the “Incremental Equity Base”), such that the Base Management Fee rate on the Incremental Equity Base will equal 0.75% per annum (0.1875% per fiscal quarter), instead of 1.50% per annum (0.375% per fiscal quarter) as provided in the Management Agreement.

A copy of the Waiver Letter is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	Waiver Letter, dated as of November 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2025

CTO Realty Growth, Inc.

By:	/s/ Philip R. Mays
Senior Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)